EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors of the Registrant, hereby severally constitute and appoint Rick Green our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1999, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify, and confirm all that said person shall do or cause to be done by virtue thereof.


/s/ Jim Berry
--------------------------------------------               February 28, 2001
Jim Berry, Director


/s/ Thomas D. Berry
--------------------------------------------               February 28, 2001
Thomas D. Berry, Director


/s/ Joe Berry Cannon
--------------------------------------------               February 28, 2001
Joe Berry Cannon, Director


/s/ J. Berry Harrison
--------------------------------------------               February 28, 2001
J. Berry Harrison, Director


/s/ Erd M. Johnson
--------------------------------------------               February 28, 2001
Erd M. Johnson, Director


/s/ Betty B. Kerns
--------------------------------------------               February 28, 2001
Betty B. Kerns, Director



--------------------------------------------               February 28, 2001
David P. Lambert, Director


/s/ Alfred L. Litchenburg
--------------------------------------------               February 28, 2001
Alfred L. Litchenburg, Director


/s/ Linford R. Pitts
--------------------------------------------               February 28, 2001
Linford R. Pitts, Director


/s/ Robert B. Rodgers
--------------------------------------------               February 28, 2001
Robert B. Rodgers, Director


/s/ Russell W. Teubner
--------------------------------------------               February 28, 2001
Russell W. Teubner, Director


/s/ Stanley R. White
--------------------------------------------               February 28, 2001
Stanley R. White, Director